Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Midwest Holding Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2021	/s/ A. Michael Salem
A. Michael Salem
Co-Chief Executive Officer, Co-Principal Executive Officer

Ichal Minnic
Date: November 12, 2021	/s/ Michael Minnich
Michael Minnich
Co-Chief Executive Officer, Co-Principal Executive Officer